INTELECT COMMUNICATIONS SYSTEMS LIMITED
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                                    BYE-LAWS
                                    --------

                 AS ADOPTED BY THE MEMBERS ON DECEMBER 13, 1995


                                 INTERPRETATION



1.01              DEFINITIONS - In these Bye-Laws unless the context otherwise requires:
                  (a) "ACT" means the Companies Act 1981 of Bermuda as amended from time;
                  (b) "AUDITOR" means the auditor of the Company appointed from time to time and holding office in accordance with the provisions of the ACT and these Bye-Laws and includes an individual or partnership;
                  (c)      "BOARD"  means the board of  directors of the Company
                           and "Director" means a member of the board;
                  (d)      "BYE-LAWS" means these Bye-Laws in their present form
                           or as from time to time amended;
                  (e) "COMPANY" means Challenger International, Ltd., incorporated as an exempted company pursuant to the laws of Bermuda under the name Coastal International, Ltd. on 1 April, 1980, which changed its name to Challenger International, Ltd. on 2nd September, 1985, the Company for which these Bye-Laws are approved and confirmed;
                  (f) "MEETING OF MEMBERS" includes an annual general meeting of Members and a special general meeting of Members;
                  (g) "MEMBER" means the person registered in the Register of Members as holder of shares of the Company and when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons as the context requires;
                  (h) "MEMORANDUM OF ASSOCIATION" means the memorandum of association of the Company as the same may be amended from time to time in accordance with the requirements of the ACT;
                  (i) "NOTICE" means written notice unless otherwise specifically states and as further defined in these Bye-Laws; and
                  (j) "RECORDED ADDRESS" means in the case of a Member his address as recorded in the Register of Members, and in the case of joint holders the address



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                           appearing  in the  Register  of Members in respect of
                           such joint holding or the first address so appearing if there are more than one; in the case of an officer
                           (other  than  the   President,   Vice-President   and
                           Secretary) the Auditor or member of a committee of the Board, his latest address as recorded in the records  of  the  Company;  and  in  the  case  of  a
                           Director,    the   President,    Vice-President   and
                           Secretary,   his  latest  address  as  shown  in  the
                           Register of Directors and Officers of the Company.

1.02 INTERPRETATION - In these Bye-Laws, where the context requires or permits and unless there be something in the subject or context inconsistent therewith; (a) words importing the plural number shall be deemed to include the singular number and vise versa;
                  (b) words importing the masculine gender also include the feminine gender and neuter gender;
                  (c) words importing persons include companies or associations or bodies of persons whether corporate or not;
                  (d)      the word:
                           (i)           "appoint"  includes  "elect"  and  vice
                                         versa;
                           (ii)          "cheque" includes a draft;
                           (iii)         "Director"   includes   any   Alternate
                                         Director;
                           (iv)          "may" shall be construed as permissive;
                                         and
                           (v)           "shall"    shall   be    construed   as
                                         imperative; and
                  (e)      words or  expressions  contained  in  these  Bye-Laws
                           shall bear the same meanings as in the ACT.

1.03 WRITTEN DOCUMENTS. - Expressions referring to writing shall, unless the contrary intention appears, be construed as including printing, lithography, facsimile, photography and other modes of representing words in a legible and non-transitory form.


                             BUSINESS OF THE COMPANY

2.01 COMMON SEAL. - The common seal of the Company shall be kept in Bermuda and shall not be affixed to any instrument except over the signature of a Director and the Secretary or any two Directors or the signature of some person appointed by the Directors for the purpose; provided that the Secretary may affix the seal over no signature only to any authenticated copies of these Bye-Laws, the incorporating documents of the Company, the minutes of any meetings or any other documents required to be authenticated by him and to any


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                  instrument  which  a  meeting  of  a  Board  has  specifically approved beforehand.

2.02 DUPLICATE COMMON SEAL. - The Directors may authorize the keeping of one or more duplicate seals for use in any territory or place, and any deed or other document to which any such duplicate seal be duly affixed shall bind the Company as if it had been sealed with the seal.

2.03 FINANCIAL YEAR. - Until changed by the Board, the financial year of the Company shall end on the last day of October of each year.

2.04 REGISTERS OF MEMBERS AND DIRECTORS. - In accordance with the requirements of the ACT, the Company shall keep a Register of Members, one or more branch Registers of Members, and a Register of Directors and Officers and shall enter therein the particulars as required by the ACT. The Register of Members and the Register of Directors and Officers shall be open to inspection at the Registered Office of the Company between 10:00 am. and 12:00 Noon on every business day. The Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty (30) days in each year.

2.05 REQUIREMENT TO KEEP FINANCIAL STATEMENTS. - In accordance with the requirement of the ACT the Company shall cause to be kept proper records of account with respect to all receipts and expenditures, all sales and purchases and the assets and liabilities of the Company for the time being and such records of account shall be kept at the Registered Office of the Company or, subject to the relevant provisions of the ACT, at such other place as the Board thinks fit and shall be open to the inspection of the Directors during normal business hours.

2.06 FINANCIAL STATEMENTS. - In accordance with the requirements of the ACT, audited financial statements of the Company for the immediately preceding completed financial year, shall be laid before the Members in general meeting.

2.07 AUDIT. - At the annual general meeting or a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the Company and such Auditor shall hold office until the Members appoint another Auditor. Any



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                  auditor  appointed  pursuant to this  Bye-Law may be a Member, but no Director or officer or employee of the Company shall, during his continuance in office, be eligible to act as an auditor of the Company. The remuneration of the Auditor shall be fixed by Members in general meeting or in such other manner as the Members may determine. If the office of the Auditor become vacant by reason of the resignation or death of the Auditor or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall as soon as practicable convene a special general meeting to fill the vacancy. The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers related thereto; and he may call on the Directors or officers of the Company for any information in their possession relating to the books or affairs of the Company. The audited financial statements of the Company which are required to be laid before the Members in general meeting shall be audited by the Auditor, which audit shall be made in accordance with generally accepted auditing standards and the report of the Auditor thereon together with such audited financial statements shall be submitted to the Members in general meeting in accordance with the relevant provisions of the ACT.

2.08 MINUTES. - The Board shall cause minutes to be duly entered into the books of the Company provided for the purpose:
                  (a)      of all elections and appointments of officers;
                  (b) of the names of Directors present at each meeting of the Board or at any meeting of a committee of the Directors; and
                  (c) of all resolutions and proceedings of general meetings of the Members, meetings of the Board and meetings of committees of the Directors.



                             BORROWING AND SECURITY

3.01 BORROWING POWER.- The Board may from time to time on behalf of the Company, without authorization of the Members:
                  (a)      borrow money upon the credit of the Company;
                  (b) issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness or guarantee of the Company, whether secured or unsecured;



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                  (c)      to the extent  permitted by the ACT, give directly or
                           indirectly financial assistance to any person by means of a loan, a guarantee or otherwise on behalf of the Company to secure performance of any present or future indebtedness, liability or obligation of any person; and

                  (d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property of the Company including book debts, rights, powers, franchises and undertakings to secure any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness, liability or obligation of the Company.

                  Nothing in this Bye-Law limits or restricts the borrowing of money by the Company on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Company.

3.02 DELEGATION. - The Board may from time to time delegate to a Director, a committee of the Board, or an officer of the Company any or all of the power conferred on the Board by Bye-Law 3.01 to such extent and in such manner as the Board may determine at the time of such delegation.


                                    DIRECTORS

4.01 NUMBER OF DIRECTORS. - The business of the Company shall be managed and conducted by Board of Directors consisting of not less than three (3) Directors and not more than nine (9) Directors. The specific number of Directors constituting the Board shall be determined from time to time by the Members in general meeting.

4.02 QUALIFICATION. - No person shall be qualified for election as a Director if he is less than 18 years of age; if he is of unsound mind and has been so found by a court; if he is not an individual; or if he has the status of a bankrupt. A Director need not be a Member.

4.03 ELECTION AND TERM. - The Directors of the Company shall be elected at the annual general meeting of the Members. The Directors shall be elected and shall retire in rotation such that one-third (1/3rd) of the number of Directors fixed from time to time shall be elected for a three (3) year term or until the third annual general



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                  meeting  following their election,  one-third of the number of
                  Directors  fixed from time to time shall be elected  for a two
                  (2) year term or until the second annual general meeting following their election and one-third (1/3rd) of the number of Directors fixed from time to time shall be elected for a one (1) year term or until the next annual general meeting following their election. At each annual general meeting of shareholders, the successors of such classes of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual general meeting of shareholders held in the third of their election.

4.04 REMOVAL OF DIRECTORS. - The Members may at any special general meeting convened and held in accordance with these Bye-Laws remove any Director from office, but only for Cause, (as hereinafter defined) provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and shall be served upon such Director at least sixty (60) days before the meeting and at such meeting such Director shall be entitled to be heard. The term "Cause" is defined for the purpose of this Bye-Law 4.04 as meaning: (i) conviction of the Director for an indictable offense or a felon; or (ii) wilful negligence, wilful default, fraud or dishonesty proven by clear and convincing evidence.

4.05              VACATION OF OFFICE.  - A Director  ceases to hold office when:
                  he become disqualified pursuant to Bye-Law 4.02; he dies; he is removed from office by the Members; he is prohibited from being a Director under any provision of law; or his written resignation is received by the Company, or, if a time is specified in such resignation, at the time so specified, whichever is later.

4.06 VACANCY. - Any vacancy on the Board for any reason, including any vacancy arising by reason of any increase in the number of Directors, shall if occurring prior to the expiration of the term of office of any such Director, be filled only by the Board, acting by the affirmative vote of a majority of the remaining Directors.

4.07 ACTION BY THE BOARD. - The Board shall manage or supervise the management of the business and affairs of the Company. The powers of the Board may be exercised at a meeting at which a quorum is present or by resolution in writing signed by all of the Directors entitled to


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                  vote on that resolution at a meeting of the Board. Where there is a vacancy on the Board, the remaining Directors may exercise all the powers of the Board so long as a quorum remains in office.

4.08 ALTERNATE DIRECTORS. - Any general meeting of the Members may elect a qualified person or persons to act as Directors in the alternative to the Directors of the Company or may authorize the Board to appoint such Alternate Directors. Any persons so appointed shall have the rights and powers of the Director for whom he is appointed in the alternative except he shall not be entitled to attend or vote at any meeting of the Board otherwise than in the absence of such Director. An Alternate Director shall, subject to his giving the Company an address at which notice may be served upon him, be entitled to receive notices of all meetings of the Board and to attend and vote as a Director at any such meeting at which the Director for whom he was appointed is not personally present and generally to perform at such meeting all the functions of the Director for who he was appointed in the absence of that Director. An Alternate Director shall immediately cease to be such if the Director for whom he was appointed ceases for any reason to be a Director but may be reappointed by the Board or the Members in general meeting, as the case may be, as an alternate to the person appointed to fill the vacancy in accordance with Bye-Law 4.06. An Alternate Director may be removed at any time by the body which appointed him. The removal of an Alternate Director shall be effected by notice left with the Secretary and given to the Alternate Director concerned.

4.09 MEETING BY TELEPHONE. - If all the Directors of the Company consent thereto generally or if all the Directors of the Company present at or participating in the meeting consent, a Director may participate in a meeting of the Board or of a committee of the Board by means of such telephone, electronic or other communications facilities as permit all persons participating in the meeting to communicate with each other, simultaneously and instantaneously, and a Director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the Board and of committees of the Board.




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4.10              CALLING OF MEETINGS. - Meetings of the Board shall be convened from time to time by the President, a Vice-President, or any two Directors.

4.11 NOTICE OF MEETING. - Notice of the time and place of each meeting of the Board shall be given by the Secretary by telephone or otherwise to each Director not less than 48 hours before the time when the meeting is to be held. No notice of a meeting shall be necessary if all the Directors in the office are present or if those absent waive notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. A notice of a meeting of Directors need not specify the purpose of or the business to be transacted at the meeting except where the ACT requires such purpose or business or the general nature thereof to be specified.

4.12 FIRST MEETING OF NEW BOARD. - Provided an quorum of Directors is present, each newly elected Board may without notice hold its first meeting immediately following the meeting of Members at which such Board is elected.

4.13 ADJOURNED MEETING. - Notice of an adjourned meeting of the Board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.14 REGULAR MEETINGS. - The Board may appoint a day or days in any month or months for regular meetings of the Board at a place and hour to be named and no notice shall be required for any such regular meeting.

4.15 CHAIRMAN. - The Chairman of any meeting of the Board shall be the first mentioned of such of the following officers as have been appointed and who is a Director and is present at the
                  Meeting: Chairman of the Board, Managing Director or President. If no such officer is present, the Directors present shall choose one of their number to be Chairman.

4.16 QUORUM. - The quorum for the transaction of business at any meeting of the Board shall be three (3) Directors, or such greater number of Directors as the Board may from time to time determine.

4.17 VOTES TO GOVERN. - At all meetings of the board every question shall be decided by a majority of the votes


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                  cast on the question.  In the case of an equality of votes the resolutions shall fail.

4.18 CONFLICT OF INTEREST. - A Director who is a party to, or who is a Director or officer or has a material interest in any person who is a party to a material contract or transaction or proposed material contract with the Company shall disclose to the Company the nature and extent of his interest at the time and in the manner provided by the ACT. Unless disqualified by the Chairman of the relevant Board meeting, a Director may vote in respect of any contract or arrangement in which he is interested and may be counted in the quorum.

4.19 REMUNERATION AND EXPENSES. - The Directors shall be paid such remuneration for their services as the Members shall determine by resolution and that remuneration shall be deemed to accrue from day to day. The Directors may also be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the Board or any committee thereof or in connection with the business of the Company. Nothing herein contained shall preclude any Director from serving the Company in any other capacity and receiving remuneration therefore.

4.20 BONA FIDES ACTIONS. - All actions taken bona fides at any meeting of the Board or by a committee of Directors or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.



                           GENERAL POWERS OF DIRECTORS

5.01 GENERAL POWERS. - In managing the business of the Company the Directors may exercise all such powers of the Company as are not by the ACT or by these Bye-Laws required to be exercised by the Members in general meeting; subject nevertheless to the provisions of the ACT and these Bye-Laws.

5.02 RELIANCE. - Any person contracting or dealing with the Company in the ordinary course of business shall be entitled to rely on any written or oral contract or agreement or deed, document or instrument entered into or executed, as the case may be, by any two of the



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                  Directors acting jointly on behalf of the Company and the same shall be deemed to be validly entered into or executed by the Company, as the case may be, and shall, subject to any rule of law be binding on the Company.

5.03 MANAGING DIRECTOR. - The Board may from time to time appoint one or more of their body to hold the office of managing director or chief executive officer of the Company who, subject to the control of the board, shall in general supervise and administer all of the business and affairs of the Company. The Directors may entrust to and confer upon such managing director or chief executive officer any of the powers exercisable by them upon such terms and conditions and with such restrictions as they may think fit and either collaterally with or to the exclusion of their own powers and may from time to time revoke, withdraw, alter or vary all or any of such powers.

5.04 EXECUTION OF DOCUMENTS. - The Board may, from time to time, and at any time authorize any Director or officer to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

5.05 POWER OF ATTORNEY. - The Board may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authority and discretion (not exceeding those vested in or exercisable by the Directors) and for such period and subject to such conditions as they may think fit; and any such powers of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit and may authorize any such attorney to subdelegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney or attorneys may, if so authorized under the common seal of the Company, execute any deed or instrument under their personal seal with the same effect as the affixation of the common seal of the Company.

5.06 MANAGING DIRECTOR. - The Board may appoint from their numbers one or more committees of the Board however designated, and may delegate to any such committee any of the powers of the Board except those which pertain to


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                  items which, under the ACT, a committee of the Board has no authority to exercise.

5.07 TRANSACTION OF BUSINESS. - The powers of a committee of the Board may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee.

5.08 AUDIT COMMITTEE. - The Board shall select annually from among their number an audit committee to be composed of not fewer than two (2) Directors neither of whom shall be an officer or employee of the Company or any of its affiliates. The audit committee shall have the powers and duties provided in the ACT.

5.09 PROCEDURE. - Unless otherwise determined by the Board, each committee shall have power to fix its quorum at not less than a majority of its members, to elect is chairman and to regulate its procedure.



                                    OFFICERS

6.01 APPOINTMENT. - The Board may from time to time appoint a President, one or more Vice-Presidents (to which title may be added words indicating seniority or function), a Secretary, a Treasurer and such other officers as the Board may determine, including one or more assistants to any officers so appointed. One person may hold more than one office. The Board may specify the duties of and, in accordance with this Bye-Law and subject to the ACT, delegate to such officers powers to manage the business and affairs of the Company. Subject to Bye-Law 6.02, an officer may but need not be a Director.

6.02 PRESIDENT. - The Board shall, after each general meeting of the Members at which the Directors are elected, elect one of their number to be President of the Company and another of their number to be Vice-President, and if more than one Director is proposed for either of these offices, the election to such office shall take place in such manners as the Directors may determine.

6.03 SECRETARY. - Unless otherwise determined by the Board, the Secretary shall be the secretary of all meetings of the Board, committees of the Board and general meetings of the Members that he attends. The Secretary shall enter or cause to be entered in records kept for that



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


                  purpose minutes of all proceedings at meetings of the Board, committees of the Board and general meetings of the Members, whether or nor he attends such meetings; he shall give or cause to be given,  as and when  instructed,  all  notices  to
                  Members, Directors, officers, auditors and members of committees of the Board; he shall be the custodian of the stamp or mechanical device generally used for affixing the common seal of the Company and of all books, records and instruments belonging to the Company, except when some other officer or agent has been appointed for that purpose; and he shall have such other powers and duties as otherwise may be specified.

6.04 MANAGER. - The Board may appoint some person or persons to act as manager of the Company's day to day business and may entrust to and confer upon such manager such powers and duties as they may deem appropriate for the transaction or conduct or such business and the Directors shall not be responsible for the negligence or default of any such person if employed in good faith.

6.05 POWERS AND DUTIES OF OFFICERS. - The powers and duties of all officers shall be such as the terms of their engagement call for or as the Board may specify. The Board may, from time to time and subject to the provisions of the ACT, vary, add to or limit the powers and duties of any officer. Any of the powers and duties of an officer to whom as assistant has been appoint may be exercised and performed by such assistant, unless the Board otherwise directs.

6.06 TERM OF OFFICE. - The Board, in its discretion, may remove any officer of the Company. Otherwise each officer appointed by the Board shall hold office until his successor is appointed or until his earlier resignation.

6.07 CONFLICT OF INTEREST. - An officer who is a party to, or who is a Director or officer of or has a material interest in any person who is a party to a material contract or transaction or proposed material contract or transaction with the Company shall disclose to the Company the nature and extent of his interest at the time and in the manner provided by the ACT.



                  PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.01 LIMITATION OF LIABILITY. - Every Director and officer of the Company in exercising his powers and discharging his duties shall act honestly and in good faith with a view to the best interest of the Company and shall exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Subject to the foregoing, no Director or officer shall be liable for the acts, receipts, neglects or defaults or any other Director, officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Company through the insufficiency or deficiency of title to any property acquired for or on behalf of the Company, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Company shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Company shall be deposited, or for any loss occasioned by any error of judgement or oversight on his part, or for any other loss, damage or misfortune which shall happen in the execution of the duties of his office or in relation thereto; provided that nothing herein shall relieve any Director or officer from the duty to act in accordance with the ACT or from liability for any breach thereof.

7.02 INDEMNITY. - Subject to the ACT, the Company shall indemnify a Director or officer, a former Director or officer, or a person who acts or acted at the Company's request as a Director or officer of a body corporate of which the Company is or was a Member or creditor, and his heirs and legal representatives, against all costs, judgements, fines, taxes, penalties, charges and expenses (including attorney's fees), including an amount paid to settle an action or satisfy a judgement, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a Director or officer of the Company or such body corporate; provided that the obligation of the Company to so indemnify shall not extend to any liability in respect of any wilful negligence, wilful default, fraud or dishonesty which may attach to any such person. The Company shall also indemnify any such person in such other circumstances to the fullest extent as the ACT or applicable law permits or requires. Nothing in this Bye-Law shall limit the right of any person entitled to indemnity to claim indemnity apart from the provisions of this Bye-Law.

7.03 WAIVER. - Each Member agrees to waive any claim or right of action which he might have, whether individually or by or in the right of the Company, against any Director or officer on account of any action taken by such Director or officer, or the failure of such Director or officer to take any action in the performance of his duties with or for the Company; provided that such waiver shall not extend to any liability in respect of any wilful negligence, wilful default, fraud or dishonesty which may attach to such Director or officer.

7.04 INSURANCE. - Subject to the ACT, the Company may purchase and maintain such insurance for the benefit of any person referred to in Bye-Law 7.02 hereof as the Board may from time to time determine.



                                     SHARES

8.01 AUTHORIZED CAPITAL. - The authorized share capital of the Company is US$950,000 divided into:
                  (a) 80,000,000 common shares of US$0.01 par value each (the "Common Shares"); provided that the 80,000,000 special restricted voting shares existing prior to the adoption of these Bye-Laws shall upon the adoption of these Bye-Laws be converted into and redesignated as such Common Shares; and
                  (b) 15,000,000 serial preferred shares of US$0.01 par value each (the "Preferred Shares"); and the Common Shares and the Preferred Shares shall each constitute a separate class of shares.

8.02 ATTRIBUTES OF COMMON SHARES. - Holders of Common Shares shall be entitled to rank pari passu in all respects with each other holder of the Common Shares. Any Member who is a holder of Common Shares shall be entitled to one vote for each Common Share held by such holder. Subject to the payment of preferential amounts to which the holders of any Preferred Shares which may be issued from time to time may be entitled, holders of the Common Shares shall be entitled, pro rata to their holdings of Common Shares, to participate in any assets or surplus of the Company distributable in any liquidation, dissolution or winding-up of the Company.

8.03 PREFERRED SHARES. - Any Preferred Shares issued from time to time may be issued in one or more series and in such amounts as may be established or designated from time to time by the Board as hereinafter provided. The board is hereby vested with the authority to establish and designate any unissued Preferred Shares as a series of such shares.

8.04 VARIATION OF RIGHTS. - If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of the issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths (3/4ths) of the issued and outstanding shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with the relevant provision of the ACT. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

8.05 FINANCIAL ASSISTANCE. - Except as expressly permitted by the relevant provisions of the ACT or Bye-Law 8.06, the Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of a purchase or subscription made or to be made by any person of or for any shares of the Company.

8.06 EMPLOYEE SHARE PURCHASE PLAN. - The Company may provide money for the purchase of fully paid shares of the Company or its holding company in accordance with an employee share scheme as contemplated or permitted by the relevant provisions of the ACT and relevant securities legislation and may require or allow the sale of such shares to the company when an employee ceases to be employed by the Company.

8.07 AMENDMENT OF MEMORANDUM OF ASSOCIATION. - The Members in general meeting may, from time to time, by resolution alter the conditions of the Memorandum of Association so as to increase, alter or reduce the share capital of the Company in accordance with the relevant provisions of the ACT.

8.08 ALLOTMENT OF SHARES. - Subject to the ACT the Board may from time to time alot or grant options to purchase the whole or any part of the authorized and unissued shares of the Company at such times and to such persons and for such consideration as the Board shall determine, provided that no share shall be issue until it is fully paid.

8.09 COMMISSIONS. - The Board may from time to time authorize the Company to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Company, whether from the Company or from any other person, or procuring or agreeing to procure purchasers for any such shares.

8.10 REGISTRATION OF TRANSFERS. - No transfer of a share of the Company shall be given effect to and no transferee of any share shall be registered in the Register of Members except upon presentation of the certificate representing such share with an endorsement which complies with the ACT made thereon or delivered therewith duly executed by an appropriate person, together with such reasonable assurance that the endorsement is genuine and effective as the Board may from time to time prescribe, upon payment of all applicable taxes and any reasonable fees prescribed by the Board.

8.11 NON-RECOGNITION OF TRUSTS. - The Company may treat the registered holder of any share as the person exclusively entitled to vote, to receive notices, to receive any dividend or other payment in respect of the share, and otherwise to exercise all the rights and powers of an owner of the share.

8.12 SHARE CERTIFICATES. - Every holder of one or more shares of the Company shall be entitled, at his option, to a share certificate, or to a non-transferable written certificate of acknowledgment of his right to obtain a share certificate, stating the number and class or series of shares held by him as shown on the Register of Members. Such certificates shall be in such form as may be acceptable to the relevant securities regulatory authorities and as the Board may from time to time approve. Notwithstanding the foregoing, unless the Board otherwise determines, certificates in respect of which a registrar, transfer agent, branch transfer agent or issuing or other authenticating agent has been appointed shall not be valid unless countersigned by or on behalf of such registrar, transfer agent, branch transfer agent or issuing or other authenticating agent. The signature of one of the signing officers (or, in the case of a certificate which is not valid unless countersigned by or on behalf of a registrar, transfer agent, branch transfer agent or issuing or other authenticating agent, the signature of both signing officers) may be printed or otherwise mechanically reproduced thereon. Every such printed or mechanically reproduced signature shall be for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Company. A certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose printed or mechanically reproduced signature appears thereon no longer holds office at the date of issue of the certificate.

8.13 REPLACEMENT OF SHARE CERTIFICATES. - The Board of any officer or agent designated by the Board may in its or his discretion direct the issue of a new share or other such certificate in lieu of and upon cancellation of a certificate that has been mutilated or in substitution for a certificate claimed to have been lost, apparently destroyed or wrongfully taken on payment of such reasonable fee and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

8.14 JOINT MEMBERS. - If two or more persons are registered as joint holders of any share of the Company, the Company shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such shares.

8.15 DECEASED MEMBERS. - In the event of death of a holders, or of one of the joint holders, of any share, the Company shall not be required to make any entry in the Register of Members in respect thereof or to make any dividend or other payments in respect thereof except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Company and its transfer agents.

8.16 TRANSFER AGENTS AND REGISTRARS. - Subject to the relevant provisions of the ACT, the Company may from time to time, in respect of each class of securities issued by it, appoint a trustee, transfer or other agent to keep the Register of Members and the register of transfers and a registrar, trustee or agent to maintain a record of issued security certificates and may appoint one or more persons or agents to keep branch register, or subject to the ACT, one person may be appointed to keep the Register of Members, register of transfers and the records of issued security certificates. Such appointments may be terminated at any time by the Board.



                              DIVIDENDS AND RIGHTS

9.01 DIVIDENDS. - Subject to the ACT the Board may from time to time declare dividends payable to the Members according to their respective rights and interests in the Company. Dividends may be paid in money or property or by issuing fully paid shares of the Company or options or rights to acquire fully paid shares of the Company. Any dividend unclaimed after a period of six (6) years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Company.

9.02 DIVIDEND CHEQUES. - A dividend payable in money shall be paid by cheque to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, by made payable to the order of all of such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Company is required to and does withhold. In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Company shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the Board may from time to time prescribe, whether generally or in any particular case.

9.03 RECORD DATE FOR DIVIDENDS AND RIGHTS. - The Board may fix in advance a date, preceding by not more than fifty (50) days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Company, as the record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, and notice of any such record date shall be given not less than seven (7) business days before such record date in the manner provided by the ACT and the relevant securities legislation.



                               MEETING OF MEMBERS

10.01 ANNUAL GENERAL MEETINGS. - The annual general meeting of Members shall be held at such time in each year and, at such place as the Board, the Chairman of the Board, the Managing Director or the President may from time to time determine, for the purpose of considering the financial statements and reports required by the ACT to be placed before the annual general meeting, electing Directors, appointing the Auditor and for the transaction of such other business as may properly be brought before the meeting.

10.02 SPECIAL GENERAL MEETINGS. - The Board, the Chairman of the Board, the Managing Director or the President shall have power to call a special general meeting of Members at any time.

10.03 PLACE OF MEETINGS. - Meetings of Members of the Company shall be held at such place as the Directors determine or, in the absence of such a determination, at the place where the Registered Office of the Company is located.

10.04 NOTICE OF MEETINGS. - Notice of the time and place of each meeting of Members shall be given in the manner provided in Bye-Law 11.01 not less than twenty-one (21) nor more than fifty (50) days before the date of the meeting to each Director, to the Auditor, and to each Member who at the close of business on the record date for notice is entered in the Register of Members as the holder of one or more shares carrying the right to vote at the meeting. Notice of a meeting of Members called for any purpose other than consideration of the minutes of an earlier meeting, financial statements and Auditor's report, election of Directors and reappointment of the incumbent Auditor shall state the nature of such business in sufficient detail to permit the Members to form a reasoned judgement thereon and shall state the text of any proposed resolution or proposed amendment of the Bye-Laws to be submitted to the meeting.

10.05 LIST OF MEMBERS ENTITLED TO NOTICE. - For every meeting of Members, the Company shall prepare a list of Members entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each Member entitled to vote at the meeting. If a record date for the meeting is fixed pursuant to Bye-Law 10.06, the Members listed shall be those registered in the Register of Members at the close of business on such record date. If no record date is fixed, the Members listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given. The list shall be available for examination by any Member during usual business hours at the Registered Office of the Company or at the place where the Register of Members or any branch Register of Members is maintained and at the meeting for which the list was prepared. Where a separate list of Members has not been prepared, the names of persons appearing in the Register of Members at the requisite time as the holder of one or more shares carrying the right to vote at such meeting shall be deemed to be a list of Members.

10.06 RECORD DATE FOR NOTICE. - The Board may fix in advance a date, preceding the date of any meeting of Members by not more fifty
                  (50) days and not less than twenty-one (21) days, as a record date for the determination of the Members entitled to notice of the meeting, and notice of any such record date shall be given not less than seven (7) days before such record date, by newspaper advertisement and by written notice to each stock exchange in Canada and the United States on which the shares of the Company are listed for trading. If no such record date is so fixed, the record date for the determination of the Members entitled to receive notice of the meeting shall be at the close of business on the day immediately preceding the day on which the notice is given.

10.07 CHAIRMAN, SECRETARY AND SCRUTINEERS. - The chairman of any meeting of members shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting: Chairman of the Board, Managing Director, President, or a Vice-President who is a Member. If no such officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairman. If the Secretary of the Company is absent, the chairman shall appoint some person, who need not be a Member, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be Members, may be appointed by a resolution or by the chairman with the consent of the meeting.

10.08 PERSONS ENTITLED TO BE PRESENT. - The only person entitled to be present at the meeting of Members shall be those entitled to vote thereat, the Directors and the Auditor and others who, although not entitled to vote, are entitled or required under any provision of the ACT or these Bye-Laws to be present at the meeting. Any other person may be admitted only on the invitation or by the chairman with the consent of the meeting.

10.09 QUORUM. - A quorum for the transaction of business at any meeting of Members hall be at least two (2) persons present in person, each being a Member entitled to vote thereat or a duly appointed proxy holder or representative for a Member so entitled, together representing in excess of thirty five (35%) of the outstanding voting shares of the Company. If a quorum is present at the opening of any meeting of Members, the Member or Members present or represented may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If a quorum is not present at the time appointed for the meeting or within a reasonable time thereafter as the Members may determine, the Members present or represented may adjourn the meeting to a fixed time and place but may not transact any other business.

10.10. RIGHT TO VOTE. - Every person named in the list referred to in Bye-Law 10.05 shall be entitled to vote the shares shown thereon opposite his name at the meeting to which such list relates, except to the extent that (a) where the Company has fixed a record date in respect of such meeting, such person has transferred any of his shares after such record date or, where the Company has not fixed a record date in respect of such meeting, such person has transferred any of his shares after the date on which such list is prepared, and (b) the transferee, having produced properly endorsed certificates evidencing such shares or having otherwise established that he owns such shares, has demanded not later than ten (10) days before the meeting that his name be included in such list. In any such excepted case the transferee shall be entitled to vote the transferred shares at such meeting.

10.11 PROXYHOLDER AND REPRESENTATIVE. - Every Member entitled to vote at a meeting of Members may appoint a proxyholder, or one or more alternate proxyholders, as his nominee to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the Member or his attorney and shall conform with the requirements of the ACT. Alternatively, every such Member which is a body corporate or association may authorize by resolution of its Directors or governing body an individual to represent it at a meeting of Members and such individual may exercise on the Member's behalf all the powers it could exercise if it were an individual Member. The authority of such an individual shall be established by depositing with the Company a certified copy of such resolution, or in such other manner as may be satisfactory to the Secretary of the Company or the chairman of the meeting. Any such proxyholder or representative need not be a Member. A proxy ceases to be valid one year from its date.

10.12 TIME FOR DEPOSIT OF PROXIES. - The Board may fix a time not exceeding 48 hours, excluding Saturdays and holidays, preceding any meeting or adjourned meeting of Members before which time proxies to be used at the meeting must be deposited with the Company or an agent thereof, and any period of time so fixed shall be specified in the notice calling the meeting. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Company or an agent thereof specified in such notice or if, no such time having been specified in such notice, it has been received by the Secretary of the Company or by the chairman of the meeting or any adjournment thereof prior to the time of voting

10.13 JOINT HOLDERS. - If two or more persons hold shares jointly, any one of them present in person or duly represented at a meeting of Members may, in the absence of the other or others, vote the shares; but if two or more of those persons are present in person or represented and vote, they shall vote as one the shares jointly held by them.

10.14 VOTES TO GOVERN. - At any general meeting of Members every question shall, unless otherwise required by these Bye-Laws or by applicable law, be determined by a majority of the votes cast on the question. In case of an equality of votes either upon a show of hands or upon a poll, the chairman of the meeting shall be entitled to a second or casting vote.

10.15             APPROVAL FOR BUSINESS  COMBINATIONS.  - The  provision of this
                  Bye-Law 10.15 shall apply to any vote by the Members in relation to any proposed Business Combination (as hereinafter defined):
                  (a) No Business Combinations shall be consummated or effected unless such Business Combination shall have been approved by the affirmative vote of the holders of not less than ninety percent (90%) of the total voting power of all outstanding shares of voting stock of the Company, voting as a single class. Such vote shall be required notwithstanding the fact that no vote for such transaction may be required by law or that approval by some lesser percentage of Members may be specified by law or in any agreement with any securities exchange on which the Company's shares are listed or otherwise; provided, however, that such ninety percent (90%) vote shall not be required, and the provisions of Bermuda law relating to the vote required for the approval of Members, if any, shall apply to any such Business Combination if the Continuing Directors (as hereinafter defined) shall have expressly approved such Business Combination by a two-thirds (2/3rds) vote either in advance of or subsequent to the acquisition of outstanding shares of capital stock of the Company that caused the Interested Member (as hereinafter defined) involved to become an Interested Member. In determining whether or not to approve any such Business
                           Combination, the Continuing Directors may give due consideration to all factors they consider relevant, including without limitation (a) its long-term effects on the profitability of the Company, (b) its social, legal, environmental and economic effects, both short-term and long-term, on the employees of the Company and its subsidiaries and on the communities and the geographic areas in which the Company and its subsidiaries operate or are located, and on any of the business and properties of the Company and its subsidiaries, and (c) the adequacy of the consideration offered in relation not only to the current market price of the Company's outstanding securities, but also to the current value of the Company in a freely negotiated transaction and the Continuing Director's estimate of the Company's future value

                           (including the unrealized value of its properties and assets) as an independent going concern.
                  (b) Prior to the consummation of any proposed Business Combination and prior to any vote of the Members under paragraph (a) of this Bye-law 10.15, a proxy statement or information statement complying with the requirements of the United States Securities Exchange Act of 1934, as amended, and the Ontario Securities Act shall be mailed to all Members for the purpose of informing the Members about such proposed Business Combination and, if their approval is required by paragraph (a) of this Bye-Law 10.15, for the purpose of soliciting Member approval of such Business Combination. Such proxy statement or information statement shall contain at the front thereof, in a prominent place, a statement by the Continuing Directors of their position on the advisability (or inadvisability) or the proposed Business Combination.
                  (c)      For the purpose of this Bye-Law 10.15:
                           (i) The term "Business Combination" shall mean (a) any amalgamation, merger, consolidation or share exchange of the Company or any of its subsidiaries with or into an Interested Member, in each case irrespective of which corporation or company is to be the surviving entity; (b) any sale lease, exchange, mortgage, pledge, transfer or other disposition to or with an Interested Member (in a single transaction or a series of related transactions) of all or a substantial part of the assets of the Company (including without limitation any securities of a subsidiary of the Company) or all or a substantial part of the assets of any of its subsidiaries; (c) any sale, lease, exchange, mortgage, pledge, transfer or other disposition to or with the Company, or to or with any of its subsidiaries (in a single transaction or series of related transactions) of all or a substantial part of the assets of an Interest Member; (d) the issuance or transfer by the Company or any of its subsidiaries of any securities of the Company or any of its subsidiaries to an Interested Member other than an issuance or
                                         transfer   of   securities   which   is
                                         effected  on a pro  rata  basis  to all
                                         Members;  (e)  any  acquisition  by the
                                         Company or any of its
                                         subsidiaries  of any securities  issued
                                         by  an  Interested   Member;   (f)  any
                                         recapitalization or reclassification of
                                         shares of any class of voting  stock of
                                         the Company or any amalgamation, merger
                                         or  consolidation  of the Company  with
                                         any of  its  subsidiaries  which  would
                                         have   the    effect,    directly    or
                                         indirectly,     of    increasing    the
                                         proportionate  share of the outstanding
                                         shares of any class of capital stock of
                                         the   Company   (or   any    securities
                                         convertible  into  any  class  of  such
                                         capital  stock) owned by any Interested
                                         Member; (g) any amalgamation, merger or
                                         consolidation  of the Company  with any
                                         of its  subsidiaries  after  which  the
                                         provisions  of this Bye-Law 10.15 shall
                                         not   appear  in  the   Memorandum   of
                                         Association (or the equivalent  charter
                                         documents) of the surviving entity; (h)
                                         any   plan   or   proposal    for   the
                                         liquidation   or   dissolution  of  the
                                         Company;   and   (i)   any   agreement,
                                         contract or other arrangement providing
                                         for any of the  transactions  described
                                         in   this    definition   of   Business
                                         Combination.
                           (ii) The term "Interested Member" means any individual, corporation, partnership or other person or entity which, as of the record date for the determination of Members entitled to notice of and to vote on any Business Combination, or immediately prior to the consummation of any such Business Combination, is a "Beneficial Owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect at the date of adoption of this Bye-Law
                                         10.15 by the  Members  of the  Company)
                                         (the  "Exchange  Act") of shares of any
                                         class or series of capital stock of the
                                         Company  which,  when combined with the
                                         shares of such class or series of stock
                                         of   which    any    "Affiliates"    or
                                         "Associates"  (as defined in Rule l2b-2
                                         under   the   Exchange   Act)  of  such
                                         individual, corporation, partnership or
                                         other  person or entity are  Beneficial
                                         Owners,  amount to ten percent (10%) or
                                         more of the outstanding  shares of such
                                         class  or  series  of  stock,  and  any
                                         Affiliate  or  Associate  of  any  such
                                         Interested Member;

                           (iii) The term "Continuing Director" shall mean any Director of the Company who was a Director on the date of approval of these Bye-Laws by the Members, and any other Director whose election as a Director was recommended or approved by a majority of Continuing Directors; and
                           (vi) Any action required to be taken by the vote of the Continuing Directors shall be effective only if taken at a meeting at which a "Continuing Director Quorum" is present. The term "Continuing Director Quorum" means two-thirds (2/3rds) of the Continuing Directors capable of exercising the powers conferred upon them under the provisions of the ACT or these Bye-Laws or by other applicable law.
                  (d) Notwithstanding Bye-Law 12.03, this Bye-Law 10.15 may not be amended or repealed unless and until such amendment or repeal has been approved by the Continuing Directors and confirmed by the affirmative vote of a majority of the shares voted at a general meeting.

10.16 SHOW OF HANDS. - Subject to the ACT, any question at a general meeting of Members shall be decided by a show of hands, unless a ballot thereon is required or demanded as hereinafter provided, and upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number of proportion of the votes recorded in favour of against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the Members upon the said question.

10.17 BALLOTS. - On any question proposed for consideration at a general meeting of Members, and whether or not a show of hands has been taken thereon, the chairman may require a ballot or any person who is present and entitled to vote on such question at the meeting may demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled, in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the ACT or these Bye-Laws, and the result of the ballot so taken shall be the decision of the Members upon the said question.

10.18 ADJOURNMENT. - The chairman at a general meeting of Members may, with the consent of the general meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time and from place to place. If a meeting of Members is adjourned for less than thirty (30) days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that is adjourned. Subject to the ACT, if a meeting of Members is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting shall be given as for an original meeting.

10.19 REQUISITION. - Members holding not less than one-tenth (1/10th) of the issued and outstanding shares of the Company shall at all times have the right, by written requisition to the President, Vice-President or Secretary of the Company, to require a special general meeting to be called by the Directors for the transaction of any business specified in such requisition; such meeting shall be held within two (2) months after the deposit of such requisition. If, within twenty-one (21) days of such deposit, the Directors fail to proceed to convene such meeting, the requisitionists themselves may do so in accordance with the relevant provisions of the ACT.



                                     NOTICES

11.01 METHOD OF GIVING NOTICES. - Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the ACT, these Bye-Laws or otherwise to a Member, Director, officer, Auditor or member of a committee of the Board shall be sufficiently given if delivered personally to the person to whom it is to be given or if mailed to him at his recorded address by prepaid mail or by overnight courier. A notice so delivered shall be deemed to have been received when it is delivered personally and a notice so mailed shall be deemed to have been received on the fifth day after it is deposited in a post office or public letter box. The Secretary may change or cause to be change the recorded address of any Member, Director, officer, Auditor or a member of a committee of the Board in accordance with any information believed by him to be reliable.

11.02 NOTICE OF JOINT MEMBERS. - If two or more persons are registered as joint holders of any share, any notice may be addressed to all such joint holders, but notice addressed to one of such persons shall be sufficient notice to all of them.

11.03 COMPUTATION OF TIME. - In computing the date when notice must be given under any provision requiring a specified number of days' notice of any meeting or other event, the day of giving the notice shall be excluded and the day of the meeting or other event shall be excluded.

11.04 UNDELIVERED NOTICES. - If any notice given to a Member pursuant to Bye-Law 11.01 is returned on three (3) consecutive occasions because he cannot be found, the Company shall not be required to give any further notices to such Member until he informs the Company in writing of his new address.

11.05 OMISSIONS AND ERRORS. - The accidental omission to give any notice to any Member, Director, officer, Auditor or a member of a committee of the Board or the non-receipt of any notice of any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

11.06 PERSONS ENTITLED BY DEATH OR OPERATION OF LAW. - Every person who, by operation of law, transfer, death of a Member or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the Member from whom he derives his title to such share prior to his name and address being entered on the Register of Members (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishings to the Company the proof or authority or evidence of his entitlement prescribed by the ACT.

11.07 WAIVER OF NOTICE. - Any Member, proxyholder or other person entitled to attend a meeting of Members, Director, officer, Auditor or member of a committee of the Board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under the ACT, these Bye-Laws or otherwise, and such waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of Members or of the Board or a committee of the Board which may be given in any manner.



                                 OPERATIVE DATE

12.01 OPERATIVE DATE. - These Bye-Laws when made by the Board in accordance with the ACT, shall become operative when approved by the Members in general meeting.

12.02 REPEAL. - The previous Bye-Laws of the Company are repealed as of the coming into force of these Bye-Laws. Such repeal shall not affect the previous operation of such Bye-Laws so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under, or the validity of any contract or agreement made pursuant to or amendment of the Memorandum of Association obtained pursuant to, any such Bye-Laws prior to their repeal. All officers and persons acting under the Bye-Laws so repealed shall continue to act as if appointed under the provisions of these Bye-Laws and all resolutions of the Members or the Board or a committee of the Board with continuing effect passed under the repealed Bye-Laws and all resolutions of the Members or the Board or a committee of the Board with continuing effect passed under the repealed Bye-Laws shall continue to be good and valid except to the extend inconsistent with these Bye-Laws and until amended or repealed.

12.03 AMENDMENTS. - No Bye-Law shall be rescinded, altered or amended and no new Bye-Law shall become operative until the same has approved by a resolution of the Board and confirmed by the affirmative vote of a majority of the shares voted at a general meeting.